111 South Wacker Drive, 34th Floor Chicago, IL 60606-4302 www.harborfunds.com

Supplement to Statement of Additional Information dated April 1, 2010

Harbor Unconstrained Bond Fund

The credit quality limitation restricting the Harbor Unconstrained Bond Fund from investing in securities with a credit rating below “B” is removed in its entirety.

Harbor Money Market Fund

On February 23, 2010, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs the operation of all money market mutual funds. The following changes to the Statement of Additional Information are necessary to comply with those amendments.

Under the heading “Harbor Money Market Fund” in the Investment Policies section on page 3, the last sentence of the last paragraph is replaced with the following:

In addition, the Fund may not invest more than 3% of its total assets (taken at amortized cost) in securities of issuers not in the highest rating category as determined by the requisite number of NRSROs or, if unrated, of comparable quality, with investment in any one such issuer being limited to no more than 0.5% of such total assets.

Under the heading “Restricted and Illiquid Securities” in the Investment Policies section on page 4, the first sentence of the first paragraph is replaced with the following:

Each Fund (except Harbor Money Market Fund which will not invest more than 5%) will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid.

The following information supplements the information in the “Portfolio Holdings Disclosure Policy” section on page 67:

Beginning on or before October 7, 2010, the Harbor Money Market Fund’s list of portfolio holdings will be published monthly by the 5th business day following each month end. The monthly portfolio holdings for the Harbor Money Market Fund will remain available on Harbor Funds’ website for six months after posting.

Mortgage-Backed Securities

Under the heading “Mortgage-Backed Securities” in the Investment Policies section on page 11, the first paragraph is replaced with the following:

Each of the Harbor Commodity Real Return Strategy Fund, Harbor Unconstrained Bond Fund, Harbor Bond Fund Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund may invest in mortgage-backed securities. Harbor Short Duration Fund is limited to investing in mortgage-related securities either (i) issued by U.S. government sponsored corporations (currently Ginnie Mae, FHLMC, Fannie Mae and Resolution Trust Corp.) or (ii) rated (at the date of investment) in one of the top three categories by an NRSRO or, if not rated, of equivalent investment quality as determined by the Fund’s Subadviser. Harbor Money Market Fund may invest in mortgage-backed securities that meet the quality, liquidity and maturity standards applicable to money market funds and that do not contain embedded leverage. The Subadvisers will monitor regularly the ratings of securities held by the Funds that they manage and the creditworthiness of their issuers.

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Asset-Backed Securities

Under the heading “Asset-Backed Securities” in the Investment Policies section on page 13, the first paragraph is replaced with the following:

Harbor Commodity Real Return Strategy Fund, Harbor Unconstrained Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund may invest in asset-backed securities. Harbor Short Duration Fund is limited to investing only in asset-backed securities either (i) issued by U.S. government sponsored corporations (currently Ginnie Mae, FHLMC, Fannie Mae and Resolution Trust Corp.) or (ii) rated (at the date of investment) in one of the top three categories by an NRSRO or, if not rated, of equivalent investment quality as determined by the Fund’s Subadviser. Harbor Money Market Fund may invest in asset-backed securities if the securities meet the quality, liquidity and maturity standards applicable to money market funds and that do not contain embedded leverage.

Options on Securities, Securities Indices and Currency, and Futures Contracts and Options on Futures Contracts

Under the heading “Options on Securities, Securities Indices and Currency” in the Investment Policies section on page 21, the requirement that premiums paid by a Fund for all options transactions not exceed 20% of that Fund’s net assets is removed in its entirety.

Under the heading “Futures Contracts and Options on Futures Contracts” in the Investment Policies section on page 24, the following guideline is hereby removed in its entirety:

As evidence of its hedging intent, each Fund except Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund, expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

Instead, a Fund is required to ensure that its investments in options, futures and options on futures are sufficiently “covered”, either through the segregation of sufficient assets to ensure the Fund is able to satisfy its obligation under the contract or through holding of an offsetting position (e.g., such as holding the underlying reference asset in certain instances). A Fund is also required to ensure appropriate diversification of its investments, which includes exposure to counterparties and/or the underlying reference assets in options and futures market transactions.

Non-Fundamental Investment Restrictions

Under the heading “Non-Fundamental Investment Restrictions” in the Investment Restrictions section on page 33, the entire section is replaced with the following:

In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Funds have voluntarily adopted the following policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, a Fund may not:

(a)	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

(b)	make short sales of securities, except as permitted under the Investment Company Act;

(c)	invest more than 15% (5% in the case of Harbor Money Market Fund) of the Fund’s net assets in illiquid investments; or

(d)	invest in other companies for the purpose of exercising control or management.

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Addition of Randall A. Hack to Harbor Funds’ Board of Trustees

On August 3, 2010, upon the nomination and recommendation of the Nominating Committee, the Board of Trustees appointed Randall A. Hack as an Independent Trustee of Harbor Funds.

In the table under the heading “Independent Trustees” in the Trustees and Officers section on page 34, the entire portion of the table relating to the Independent Trustees is replaced with the following to include Mr. Hack:

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies Held by Trustee During Past Five Years

INDEPENDENT TRUSTEES

Raymond J. Ball (65) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-2006); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None

Howard P. Colhoun (74) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

John P. Gould (71) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); and Director of Unext.com (Internet based education company) (1999-2006).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (63) Trustee Capstone Capital, LLC 4700 Province Line Road Princeton, NJ 08540	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	28	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (69) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-2009); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None

August 10, 2010

Investors Should Retain This Supplement For Future Reference

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